Employee Benefits	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Employee Benefits

Note 11. Employee Benefits
We maintain non-contributory defined benefit pension plans for certain employees. In addition, we maintain postretirement health care and life insurance plans for certain retirees and their dependents, which are both contributory and non-contributory, and include a limit on our share of the cost for certain recent and future retirees. In accordance with our accounting policy for pension and other postretirement benefits, operating expenses include pension and benefits related credits and/or charges based on actuarial assumptions, including projected discount rates, an estimated return on plan assets, and health care trend rates. These estimates are updated in the fourth quarter to reflect actual return on plan assets and updated actuarial assumptions or upon a remeasurement. The adjustment is recognized in the income statement during the fourth quarter or upon a remeasurement event pursuant to our accounting policy for the recognition of actuarial gains and losses.

Pension and Other Postretirement Benefits
Pension and other postretirement benefits for certain employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2018	2017	2018	2017
Change in Benefit Obligations
Beginning of year	$21,531	$21,112	$19,460	$19,650
Service cost	284	280	127	149
Interest cost	690	683	615	659
Plan amendments	230	—	(8)	(545)
Actuarial (gain) loss, net	(1,418)	1,377	(2,729)	627
Benefits paid	(1,475)	(1,932)	(1,101)	(1,080)
Curtailment and termination benefits	181	11	—	—
Settlements paid	(456)	—	—	—
End of year	19,567	21,531	16,364	19,460

Change in Plan Assets
Beginning of year	19,175	14,663	1,119	1,363
Actual return on plan assets	(494)	2,342	(26)	134
Company contributions	1,066	4,141	1,183	702
Benefits paid	(1,475)	(1,932)	(1,101)	(1,080)
Settlements paid	(456)	—	—	—
Divestiture (Note 3)	—	(39)	—	—
End of year	17,816	19,175	1,175	1,119

Funded Status
End of year	$(1,751)	$(2,356)	$(15,189)	$(18,341)

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2018	2017	2018	2017
Amounts recognized on the balance sheet
Noncurrent assets	$3	$21	$—	$—
Current liabilities	(71)	(63)	(292)	(637)
Noncurrent liabilities	(1,683)	(2,314)	(14,897)	(17,704)
Total	$(1,751)	$(2,356)	$(15,189)	$(18,341)
Amounts recognized in Accumulated Other Comprehensive Income (Pre-tax)
Prior service cost (benefit)	$585	$404	$(4,698)	$(5,667)
Total	$585	$404	$(4,698)	$(5,667)

The accumulated benefit obligation for all defined benefit pension plans was $19.6 billion and $21.5 billion at December 31, 2018 and 2017, respectively.

2018 Collective Bargaining Negotiations
The extension agreement ratified in August 2018 extended our collective bargaining agreements with the Communications Workers of America and the International Brotherhood of Electrical Workers that were due to expire on August 3, 2019 for four years until August 5, 2023.  The collective bargaining agreements cover approximately 34,000 employees. Amendments triggered by the collective bargaining negotiations were made to certain pension plans for certain union represented employees and retirees. The impact of the plan amendments was an increase in our defined benefit pension plans plan obligations and a net decrease to Accumulated other comprehensive income of $0.2 billion (net of taxes of $0.2 billion). The annual impact of the amount recorded in Accumulated other comprehensive income that will be reclassified to net periodic benefit cost is minimal.

2017 Postretirement Plan Amendments
During 2017, amendments were made to certain postretirement plans related to retiree medical benefits for management and certain union represented employees and retirees.  The impact of the plan amendments was a reduction in our postretirement benefit plan obligations of approximately $0.5 billion, which has been recorded as a net increase to Accumulated other comprehensive income of $0.3 billion (net of taxes of $0.2 billion).  The impact of the amount recorded in Accumulated other comprehensive income that will be reclassified to net periodic benefit cost is insignificant.

2016 Collective Bargaining Negotiations
During 2016, we adopted changes to our defined benefit pension plans and other postretirement benefit plans to reflect the agreed upon terms and conditions of the collective bargaining agreements ratified in June 2016. The impact includes a net increase to Accumulated other comprehensive income of $2.9 billion (net of taxes of $1.8 billion). The amount recorded in Accumulated other comprehensive income will be reclassified to net periodic benefit cost on a straight-line basis over the average remaining service period of the respective plans’ participants, which, on a weighted-average basis, is 12.2 years for defined benefit pension plans and 7.8 years for other postretirement benefit plans. The above-noted reclassification resulted in a decrease to net periodic benefit cost and increase to pre-tax income of approximately $0.7 billion, $0.7 billion and $0.4 billion, respectively, during 2018, 2017 and 2016.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2018	2017
Projected benefit obligation	$19,510	$21,300
Accumulated benefit obligation	19,461	21,242
Fair value of plan assets	17,757	18,923

Net Periodic Benefit Cost (Income)
The following table summarizes the components of net periodic benefit cost (income) related to our pension and postretirement health care and life insurance plans:

					(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2018	2017	2016	2018	2017	2016
Service cost - Cost of services	$230	$215	$252	$104	$116	$150
Service cost - Selling, general and administrative expense	54	65	70	23	33	43
Service cost	284	280	322	127	149	193

Amortization of prior service cost (credit)	48	39	21	(976)	(949)	(657)
Expected return on plan assets	(1,293)	(1,262)	(1,045)	(44)	(53)	(54)
Interest cost	690	683	677	615	659	746
Remeasurement loss (gain), net	369	337	1,198	(2,658)	546	1,300
Curtailment and termination benefits	181	11	4	—	—	—
Other components	(5)	(192)	855	(3,063)	203	1,335

Total	$279	$88	$1,177	$(2,936)	$352	$1,528

The service cost component of net periodic benefit cost (income) is recorded in Cost of services and Selling, general and administrative expense in the consolidated statements of income while the other components, including mark-to-market adjustments, if any, are recorded in Other income (expense), net.

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

				(dollars in millions)
	Pension			Health Care and Life
At December 31,	2018	2017	2016	2018	2017	2016
Prior service cost (benefit)	$230	$—	$428	$(8)	$(544)	$(5,142)
Reversal of amortization items
Prior service (benefit) cost	(48)	(39)	(21)	976	949	657
Amounts reclassified to net income	—	—	87	—	—	451
Total recognized in other comprehensive loss (income) (pre-tax)	$182	$(39)	$494	$968	$405	$(4,034)

Amounts reclassified to net income for the year ended December 31, 2016 includes the reclassification to Selling, general and administrative expense of a pre-tax pension and postretirement benefit curtailment gain of $0.5 billion ($0.3 billion net of taxes) due to the transfer of employees to Frontier, which caused the elimination of a significant amount of future service in three of our defined benefit pension plans and one of our other postretirement benefit plans requiring us to recognize a portion of the prior service credits. See Note 3 for additional information.

The estimated prior service cost for the defined benefit pension plans that will be amortized from Accumulated other comprehensive income into net periodic benefit (income) cost over the next fiscal year is $0.1 billion. The estimated prior service cost for the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive income into net periodic benefit income over the next fiscal year is $1.0 billion.

Assumptions
The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life
At December 31,	2018	2017	2018	2017
Discount Rate	4.40%	3.70%	4.30%	3.60%
Rate of compensation increases	3.00	3.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life
At December 31,	2018	2017	2016	2018	2017	2016
Discount rate in effect for determining service cost	4.10%	4.70%	4.50%	3.90%	4.60%	4.20%
Discount rate in effect for determining interest cost	3.40	3.40	3.20	3.20	3.50	4.20
Expected return on plan assets	7.00	7.70	7.00	4.80	4.50	4.80
Rate of compensation increases	3.00	3.00	3.00	N/A	N/A	N/A

In determining our pension and other postretirement benefit obligations, we used a weighted-average discount rate of 4.40% in 2018. The rates were selected to approximate the composite interest rates available on a selection of high-quality bonds available in the market at December 31, 2018. The bonds selected had maturities that coincided with the time periods during which benefits payments are expected to occur, were non-callable and available in sufficient quantities to ensure marketability (at least $0.3 billion par outstanding).

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations and historical long-term risk premiums. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust’s long-term asset allocation policy.

The assumed health care cost trend rates follow:

	Health Care and Life
At December 31,	2018	2017	2016
Healthcare cost trend rate assumed for next year	6.30%	7.00%	6.50%
Rate to which cost trend rate gradually declines	4.50	4.50	4.50
Year the rate reaches the level it is assumed to remain thereafter	2027	2026	2025

A one-percentage point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2018 service and interest cost	$20	$(19)
Effect on postretirement benefit obligation as of December 31, 2018	462	(485)

Plan Assets
The Company’s overall investment strategy is to achieve a mix of assets that allows us to meet projected benefit payments while taking into consideration risk and return. While target allocation percentages will vary over time, the current target allocation for plan assets is designed so that 52.5% of the assets have the objective of achieving a return in excess of the growth in liabilities (comprised of public equities, private equities, real estate, hedge funds and emerging debt) and 45.5% of the assets are invested as liability hedging assets (where cash flows from investments better match projected benefit payments, typically longer duration fixed income) and 2.0% is in cash. This allocation will shift as funded status improves to a higher allocation of liability hedging assets. Target policies will be revisited periodically to ensure they are in line with fund objectives. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors. Due to our diversification and risk control processes, there are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets do not include significant amounts of Verizon common stock.

Pension Plans
The fair values for the pension plans by asset category at December 31, 2018 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,701	$1,694	$7	$—
Equity securities	2,253	2,220	20	13
Fixed income securities
U.S. Treasuries and agencies	1,684	1,557	127	—
Corporate bonds	3,645	124	3,244	277
International bonds	1,113	19	1,076	18
Other	—	—	—	—
Real estate	727	—	—	727
Other
Private equity	664	—	—	664
Hedge funds	459	—	373	86
Total investments at fair value	12,246	5,614	4,847	1,785
Investments measured at NAV	5,570
Total	$17,816	$5,614	$4,847	$1,785

The fair values for the pension plans by asset category at December 31, 2017 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,889	$2,874	$15	$—
Equity securities	2,795	2,794	—	1
Fixed income securities
U.S. Treasuries and agencies	1,382	1,234	148	—
Corporate bonds	2,961	139	2,718	104
International bonds	1,068	17	1,031	20
Other	396	4	392	—
Real estate	627	—	—	627
Other
Private equity	580	—	—	580
Hedge funds	845	—	660	185
Total investments at fair value	13,543	7,062	4,964	1,517
Investments measured at NAV	5,632
Total	$19,175	$7,062	$4,964	$1,517

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Equity Securities	Corporate Bonds	International Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2017	$—	$97	$14	$655	$624	$4	$1,394
Actual gain (loss) on plan assets	—	(1)	—	76	78	—	153
Purchases (sales)	119	27	22	(70)	(114)	183	167
Transfers out	(118)	(19)	(16)	(34)	(8)	(2)	(197)
Balance at December 31, 2017	1	104	20	627	580	185	1,517
Actual gain (loss) on plan assets	1	(7)	3	134	25	—	156
Purchases (sales)	11	177	(5)	(34)	59	62	270
Transfers out	—	3	—	—	—	(161)	(158)
Balance at December 31, 2018	$13	$277	$18	$727	$664	$86	$1,785

Health Care and Life Plans
The fair values for the other postretirement benefit plans by asset category at December 31, 2018 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$471	$431	$40	$—
Equity securities	239	239	—	—
Fixed income securities
U.S. Treasuries and agencies	24	24	—	—
Corporate bonds	96	96	—	—
International bonds	18	18	—	—
Total investments at fair value	848	808	40	—
Investments measured at NAV	327
Total	$1,175	$808	$40	$—

The fair values for the other postretirement benefit plans by asset category at December 31, 2017 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$71	$1	$70	$—
Equity securities	294	294	—	—
Fixed income securities
U.S. Treasuries and agencies	23	22	1	—
Corporate bonds	141	141	—	—
International bonds	60	18	42	—
Total investments at fair value	589	476	113	—
Investments measured at NAV	530
Total	$1,119	$476	$113	$—

The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds (less than 90 days to maturity), primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods. The carrying value of cash equivalents approximates fair value due to the short-term nature of these investments.

Investments in securities traded on national and foreign securities exchanges are valued by the trustee at the last reported sale prices on the last business day of the year or, if no sales were reported on that date, at the last reported bid prices. Government obligations, corporate bonds, international bonds and asset-backed debt are valued using matrix prices with input from independent third-party valuation sources. Over-the-counter securities are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable such as multiple broker quotes.

Commingled funds not traded on national exchanges are priced by the custodian or fund's administrator at their net asset value (NAV). Commingled funds held by third-party custodians appointed by the fund managers provide the fund managers with a NAV. The fund managers have the responsibility for providing this information to the custodian of the respective plan.

The investment manager of the entity values venture capital, corporate finance, and natural resource limited partnership investments. Real estate investments are valued at amounts based upon appraisal reports prepared by either independent real estate appraisers or the investment manager using discounted cash flows or market comparable data. Loans secured by mortgages are carried at the lesser of the unpaid balance or appraised value of the underlying properties. The values assigned to these investments are based upon available and current market information and do not necessarily represent amounts that might ultimately be realized. Because of the inherent uncertainty of valuation, estimated fair values might differ significantly from the values that would have been used had a ready market for the securities existed. These differences could be material.

Forward currency contracts, futures, and options are valued by the trustee at the exchange rates and market prices prevailing on the last business day of the year. Both exchange rates and market prices are readily available from published sources. These securities are classified by the asset class of the underlying holdings.

Hedge funds are valued by the custodian at NAV based on statements received from the investment manager. These funds are valued in accordance with the terms of their corresponding offering or private placement memoranda.

Commingled funds, hedge funds, venture capital, corporate finance, natural resource and real estate limited partnership investments for which fair value is measured using the NAV per share as a practical expedient are not leveled within the fair value hierarchy and are included as a reconciling item to total investments.

Employer Contributions
In 2018, we made $1.0 billion discretionary contribution to our qualified pension plans and $0.7 billion discretionary contribution to a retiree benefit account to fund health and welfare benefits. Qualified pension plans contributions are estimated to be $0.3 billion, nonqualified pension plans contributions are estimated to be $0.1 billion, and contributions to our other postretirement benefit plans are estimated to be $0.5 billion in 2019.

Estimated Future Benefit Payments
The benefit payments to retirees are expected to be paid as follows:

		(dollars in millions)
Year	Pension Benefits	Health Care and Life
2019	$2,771	$1,086
2020	1,796	1,113
2021	1,578	1,130
2022	1,526	1,135
2023	1,500	1,137
2024 to 2028	5,008	5,689

Savings Plan and Employee Stock Ownership Plans
We maintain four leveraged employee stock ownership plans (ESOP). We match a certain percentage of eligible employee contributions to certain savings plans with shares of our common stock from this ESOP. At December 31, 2018, the number of allocated shares of common stock in this ESOP was 51 million. There were no unallocated shares of common stock in this ESOP at December 31, 2018. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were $1.1 billion in 2018, $0.8 billion in 2017 and $0.7 billion in 2016.

Severance Benefits
The following table provides an analysis of our severance liability recorded in accordance with the accounting standard regarding employers’ accounting for postemployment benefits:

				(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2016	$800	$417	$(583)	$22	$656
2017	656	581	(564)	(46)	627
2018	627	2,093	(560)	(4)	2,156

Severance, Pension and Benefits (Credits) Charges
During 2018, we recorded net pre-tax pension and benefits credits of $2.1 billion in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefits remeasurement credits of $2.3 billion, which were recorded in Other income (expense), net in our consolidated statements of income, were primarily driven by an increase in our discount rate assumption used to determine the current year liabilities of our pension plans and postretirement benefit plans from a weighted-average of 3.7% at December 31, 2017 to a weighted-average of 4.4% at December 31, 2018 ($2.6 billion), and mortality and other assumption adjustments of $1.7 billion, $1.6 billion of which related to healthcare claims and trend adjustments, offset by the difference between our estimated return on assets of 7.0% and our actual return on assets of (2.7)% ($1.9 billion). The credits were partially offset by $0.2 billion due to the effect of participants retiring under the voluntary separation program.

In September 2018, Verizon announced a voluntary separation program for select U.S.-based management employees. Approximately 10,400 eligible employees will separate from the Company under this program by the end of June 2019, with nearly half of these employees having exited in December of 2018. Principally as a result of this program but also as a result of other headcount reduction initiatives, the Company recorded a severance charge of $1.8 billion ($1.4 billion after-tax) during the year ended December 31, 2018, which was recorded in Selling, general and administrative expense in our consolidated statement of income. During 2018, we also recorded $0.3 billion in severance costs under our other existing separation plans.

During 2017, we recorded net pre-tax severance, pension and benefits charges of $1.4 billion, exclusive of acquisition related severance charges, in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefits remeasurement charges of approximately $0.9 billion, which were recorded in Other income (expense), net in our consolidated statements of income, were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities of our pension and postretirement benefit plans from a weighted-average of 4.2% at December 31, 2016 to a weighted-average of 3.7% at December 31, 2017 ($2.6 billion). The charges were partially offset by the difference between our estimated return on assets of 7.0% and our actual return on assets of 14.0% ($1.2 billion), a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2017) issued by the Society of Actuaries ($0.2 billion) and other assumption adjustments ($0.3 billion). As part of these charges, we also recorded severance costs of $0.5 billion under our existing separation plans, which were recorded in Selling, general and administrative expense in our consolidated statements of income.

During 2016, we recorded net pre-tax severance, pension and benefits charges of $2.9 billion in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefits remeasurement charges of $2.5 billion, which were recorded in Other income (expense), net in our consolidated statements of income, were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities of our pension and other postretirement benefit plans from a weighted-average of 4.6% at December 31, 2015 to a weighted-average of 4.2% at December 31, 2016 ($2.1 billion), updated health care trend cost assumptions ($0.9 billion), the difference between our estimated return on assets of 7.0% and our actual return on assets of 6.0% ($0.2 billion) and other assumption adjustments ($0.3 billion). These charges were partially offset by a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2016) issued by the Society of Actuaries ($0.5 billion) and lower negotiated prescription drug pricing ($0.5 billion). As part of these charges, we also recorded severance costs of $0.4 billion under our existing separation plans, which were recorded in Selling, general and administrative expense in our consolidated statements of income.

The net pre-tax severance, pension and benefits charges during 2016 were comprised of a net pre-tax pension remeasurement charge of $0.2 billion measured as of March 31, 2016 related to settlements for employees who received lump-sum distributions in one of our defined benefit pension plans, a net pre-tax pension and benefits remeasurement charge of $0.8 billion measured as of April 1, 2016 related to curtailments in three of our defined benefit pension and one of our other postretirement plans, a net pre-tax pension and benefits remeasurement charge of $2.7 billion measured as of May 31, 2016 in two defined benefit pension plans and three other postretirement benefit plans as a result of our accounting for the contractual healthcare caps and bargained for changes, a net pre-tax pension remeasurement charge of $0.1 billion measured as of May 31, 2016 related to settlements for employees who received lump-sum distributions in three of our defined benefit pension plans, a net pre-tax pension remeasurement charge of $0.6 billion measured as of August 31, 2016 related to settlements for employees who received lump-sum distributions in five of our defined benefit pension plans, and a net pre-tax pension and benefits credit of $1.9 billion as a result of our fourth quarter remeasurement of our pension and other postretirement assets and liabilities based on updated actuarial assumptions.